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                                                                   EXHIBIT 10(b)

                              MEMBERSHIP AGREEMENT
                               WITH RESPECT TO THE
                             FIRSTMERIT CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                     --------------------------------------

         Membership Agreement, dated this 23rd day of October, 1998, by and between FIRSTMERIT CORPORATION, an Ohio corporation (the "Employer") and CHARLES
F. VALENTINE, an individual (the "Employee").

                                R E C I T A L S:

         A. The Employer maintains the FirstMerit Corporation Executive Supplemental Retirement Plan (the "Plan"), a copy of which is attached hereto as Exhibit A and is incorporated herein by reference, and has selected the Employee for participation in the Plan.

         B. Section 9.07 of the Plan provides that the Employer and any member in the Plan may, by written agreement, amend the provisions of the Plan as to only such member.

         C. The Employer desires that the Employee participate in the Plan, subject, however, to the modifications set forth in this Agreement and the Employee desires to accept membership in the Plan subject to such modifications.

         IN CONSIDERATION OF THE FOREGOING, and for good and valuable consideration, receipt of which is hereby acknowledged, the Employer and Employee agree as follows:

         1. PARTICIPATION IN THE PLAN. The Employee shall become a Member of the Plan effective as of October 23, 1998.

         2. EARLY RETIREMENT. Employer and Employee agree that, in the case of the Employee, the following Section 4.02 shall be substituted for, and shall apply in lieu of, the Section 4.02 set forth in the Plan:

            "SECTION 4.02 Subject to the provisions of Article X, if the Member elects Early Retirement after the third anniversary of the date of this Membership Agreement, he shall receive a Monthly Retirement Income determined as provided in Section 4.01, without regard to subparagraphs
         (a), (b), (c), (d) or (e) thereof, reduced by three percent for every year that the Member's Attained Age on his Retirement Date is less than 65 as set forth in the following table; PROVIDED, however, that the Member's Monthly Retirement Income determined under this Section 4.02, without regard to the reductions set forth in subparagraphs (a), (b),
         (c), (d) or (e) below, shall not be less than the Actuarial Equivalent of a lump sum benefit payable on the Member's Retirement Date in the amount of One Million Four Hundred Twenty Six Thousand Seven Hundred Sixty-nine Dollars ($1,426,769.00).


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
                                                          RETIREMENT INCOME
                                                          AS A PERCENT OF
                                                          MONTHLY RETIREMENT
                                                          INCOME CALCULATED
                                                          UNDER SECTION 4.01
                                                          WITHOUT REGARD TO
ATTAINED AGE AT                                           SUBPARAGRAPHS (a),
EARLY RETIREMENT                                          (b), (c), (d) OR (e)
         60                                                       85%
         61                                                       88%
         62                                                       91%
         63                                                       94%
         64                                                       97%

                     The Member's Monthly Retirement Income calculated under this Section 4.02 shall be further reduced by the following amounts:

                        (a) One hundred percent (100%) of his Primary Social Security Benefit payable at his Retirement Date under the Social Security law in effect at that time. If the Member retires prior to age 62 he shall have his benefits reduced by his Primary Social Security payable at age 62, but such reduction shall not occur until the Member attains age 62.

                        (b) One hundred percent (100%) of his monthly income payable under the Qualified Plan, calculated in the form of a straight life annuity commencing on the Member's Retirement Date.

                        (c) One hundred percent (100%) of his monthly income, if any, payable under the Unfunded Supplemental Benefit Plan, calculated in the form of a straight life annuity commencing on the Member's Retirement Date.

                        (d) One hundred percent (100%) of his monthly income, if any, payable under any other supplemental retirement plan, program, agreement, trust, or annuity provided to the Member by the Employer, calculated in the form of a straight life annuity commencing on the Member's Retirement Date.

                        (e) One hundred percent (100%) of the benefits received by the Member under any Previous Employer Plan. Amounts payable to the Member pursuant to a Previous Employer Plan, including without limitation, lump sum distributions, shall be Actuarially Determined as a straight life annuity payable in equal monthly installments, regardless of the actual form of payment received by the Member. If the Member has received a lump sum distribution of all or part of his benefit under

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         a Previous Employer Plan prior to his retirement under this Plan, the amount of offset shall be Actuarially Determined by assuming that such lump sum distribution accumulated interest until the date of the Member's retirement under this Plan and by determining the amount of a straight life annuity payable to the Member from such adjusted lump sum distribution amount."

         3. DEFERRED VESTED BENEFIT. Employer and Employee agree that Section
4.05 of the Plan shall not apply to the Employee.

         4. DEATH BENEFIT. Employer and Employee agree that the third sentence of Section 5.02 is revised to read as follows:

         "If the Member's death occurs prior to his attainment of age 60, the death benefit provided under this Section 5.02 shall be determined under Section 4.02 as if the Member had attained age 60 on the date of his death."

         5. EFFECT ON PLAN. Except a expressly modified by this Membership Agreement, all of the provisions of the Plan shall apply to the Employee.

         IN WITNESS WHEREOF, the Employer and Employee have duly executed this Membership Agreement the day and year above first written.

                                           FirstMerit Corporation


                                           By: /s/ John R. Cochran
                                               -----------------------------
                                               John R. Cochran, Chairman and
                                               Chief Executive Officer

                                                                        EMPLOYER



                                               /S/ Charles F. Valentine
                                               -----------------------------
                                               Charles F. Valentine

                                                                        EMPLOYEE


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